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                                                                 Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Mueller Industries, Inc. (the "Company") on Form 10-K for the period ending December 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William D. O'Hagan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/William D. O'Hagan
                                       William D. O'Hagan
                                       Chief Executive Officer
                                       February 28, 2007






























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